--------------------------------------------------------------------------------
CLOSED END
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ACM Government
Income Fund

                               [GRAPHIC OMITTED]

Annual Report
December 31, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 23, 2001

Dear Shareholder:

This report provides you with strategy, performance and outlook of ACM Government Income Fund (the "Fund") for the annual reporting period ended December 31, 2000.

Investment Objective and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including corporate debt securities and securities issued by foreign governments. The Fund may invest up to 35% of its assets in securities rated below Baa by Moody's or BBB by Standard & Poor's.

Investment Performance

The following table shows how the Fund performed over the past six- and 12-month periods ended December 31, 2000. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended December 31, 2000

                                                        ------------------------
                                                            Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
ACM
Government
Income Fund                                               11.97%         23.58%
--------------------------------------------------------------------------------
Lehman
Brothers
Aggregate
Bond Index                                                 7.35%         11.63%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of December 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Government Income Fund.

      Additional investment results appear on pages 5-7.

--------------------------------------------------------------------------------

During both the six- and 12-month periods ended December 31, 2000, the Fund outperformed its benchmark due to our emphasis on, and security selection among, both U.S. Treasury securities and emerging market debt. Both of these sectors outperformed significantly relative to the fixed income sectors that comprise the Lehman Brothers Index. The Market Overview section details these specific markets.

Our U.S. Treasury duration structure and security selection enhanced performance throughout the year. We periodically adjusted the maturity profile of the Portfolio's U.S. Treasury holdings


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

to take advantage of changes in the yield curve. Also contributing to the Fund's outperformance was our relative emphasis on certain countries within the emerging market sector, specifically, Russia, Brazil and Mexico. The returns for the year in all three countries were in the top tier of the returns within the emerging market sector. Consequently, two of the Fund's top 10 holdings were from these markets.

Investment Strategy

The investment strategy for the U.S. government portion of the Fund's portfolio changed during the second half of 2000. During the first half of the year and continuing early into the second half, this portion of the Fund's portfolio was invested in long maturity securities. As the prospects for slower economic growth became apparent, we shortened the maturity profile of the Fund. The Fund benefited from the strategy as the yield curve steepened and shorter maturities outperformed longer-dated maturities. In the non-U.S. portion of the Fund's portfolio, emerging market securities added value during the year. The primary exposure in this sector was to Mexico, Brazil and Russia. Holdings in these three emerging market countries were held virtually throughout the year as the combination of economic reform, positive global economic growth and rising commodity prices (mainly oil) enhanced their credit profiles.

Market Overview

Following a strong first half of the year, the U.S. economy lost momentum in the second half. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of the year to 1.8% in the second half. Past interest rate increases, lower stock prices and higher oil prices contributed to the slowdown. The Federal Reserve removed its tightening bias late in the year in response to slower economic growth.

The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Index), returned 7.35% over the six-month period ended December 31, 2000 and 11.63% for the 12 months then ended--its best annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000. Among the traditional sectors of the fixed income market, as measured by their components in the Index, commercial mortgage-backed securities (CMBS) posted the best results for the six months at 9.47%, followed by U.S. agencies at 8.30%, U.S. Treasuries at 7.73%, asset-backed securities
(ABS) at 7.25%, mortgage-backed securities (MBS) at 7.23% and investment-grade corporates at 6.39%.

Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky investments. U.S. Treasuries also benefited from the govern-


--------------------------------------------------------------------------------
2 o ACM GOVERNMENT INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

ment's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed shorter issues as expectations for interest rate cuts rose.

The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Rising prepayment expectations dampened mortgage-backed security performance. Since mortgage interest rates stand at their lowest level since the spring of 1999, more of the sector has become subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weak results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

Emerging market debt was the strongest performing fixed-income sector for the second consecutive year; the emerging market component of the Index returned 15.66% in 2000. Strong global growth in the first half of the year benefited emerging markets' economic fundamentals, though slowing global growth in the second half of the year appeared to be negatively affecting emerging markets in the fourth quarter.

Outlook

While the odds of a "hard landing" for the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5% to 3% growth rate, with most of the slowing coming in the first half of the year. In our view, the Federal Reserve will likely continue to lower rates, the yield curve will steepen further and volatility will remain high. In anticipation of a steepening yield curve, we are continuing to concentrate the Fund in intermediate maturities. Within the U.S. Government sector, we expect to remain overweighted in both Treasury and agency debt.

Although lower interest rates in the U.S. and a likely end to global tightening should encourage the flow of capital into emerging markets, a sharp slowdown in U.S. economic growth could negate that benefit. The effect of further declines in oil prices will vary from country to country, with oil importers benefiting and oil exporters hurting. On balance, we believe emerging market debt will continue to generate strong relative returns over the medium-term.

Acquisition Update

As previously announced, on December 19, 2000 the Fund completed its acquisition (the "Acquisitions") of the net assets of two very similar funds, ACM Government Securities Fund ("Government Securities") and ACM Government Spectrum Fund ("Government Spectrum"). The Acquisitions had previously been approved by the stockholders of each Fund. Stockholders of Government Securities and Government Spectrum received shares of Government Income equivalent in


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, has over 26 years of investment experience.

--------------------------------------------------------------------------------

aggregate net asset value to the shares they held in Government Securities or Government Spectrum as of the close of business on December 19. The Acquisitions have nearly tripled the size of the Fund, thus reducing its expense ratio, but have not significantly affected the Fund's portfolio characteristics or investment strategy.

Thank you for your continued interest and investment in ACM Government Income Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
4 o ACM GOVERNMENT INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM GOVERNMENT INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
12/31/90 TO 12/31/00

o ACM Government Income Fund (NAV)
o Lehman Brothers Aggregate Bond Index

                            [MOUNTAIN GRAPH OMITTED]

ACM Government Income Fund (NAV): $24,716
Lehman Brothers Aggregate Bond Index: $21,504

This chart illustrates the total value of an assumed $10,000 investment in ACM Government Income Fund at net asset value (NAV) (from 12/31/90 to 12/31/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities.

When comparing ACM Government Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Income Fund.


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

o ACM Government Income Fund (NAV)
o Lehman Brothers Aggregate Bond Index

                              [BAR CHART OMITTED]

           ACM Government Income Fund (NAV)-Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                               ACM Government                  Lehman Brothers
                              Income Fund (NAV)             Aggregate Bond Index
--------------------------------------------------------------------------------
   12/31/91                        17.98%                          16.00%
   12/31/92                         8.48%                           7.40%
   12/31/93                        21.84%                           9.75%
   12/31/94                       -15.75%                          -2.92%
   12/31/95                        28.73%                          18.47%
   12/31/96                        16.41%                           3.63%
   12/31/97                        15.09%                           9.65%
   12/31/98                        -8.52%                           8.69%
   12/31/99                        -3.52%                          -0.82%
   12/31/00                        23.58%                          11.63%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including ACM Government Income Fund.


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
December 31, 2000

INCEPTION DATE        PORTFOLIO STATISTICS

8/28/87               Net Assets ($mil): $1,390.5


SECURITY TYPE

o 71.9%  Treasury
o 16.9%  Sovereign
o  6.9%  Corporate
o  1.6%  Time Deposit                 [PIE CHART OMITTED]
o  1.6%  Preferred Stock
o  0.8%  FNMA
o  0.3%  GNMA

COUNTRY BREAKDOWN

o 78.0% United States
o  6.9% Brazil
o  4.7% Russia
o  3.9% United Kingdom
o  2.3% Mexico
o  1.2% Turkey
o  0.5% Argentina                      [PIE CHART OMITTED]
o  0.5% Canada
o  0.5% India
o  0.3% Qatar
o  0.3% Panama
o  0.2% Philippines
o  0.2% Bulgaria
o  0.2% Netherlands
o  0.2% Venezula
o  0.1% Korea

All data as of December 31, 2000. The Fund's security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2000

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT
   AND AGENCY
   OBLIGATIONS-103.6%

U.S. Treasury Bonds-50.5%
   6.125%, 8/15/29(a) ......................          $  3,500    $    3,806,810
   6.25%, 5/15/30(a) .......................            51,100        57,008,182
   8.125%, 8/15/19(a) ......................           102,665       132,710,939
   12.00%, 8/15/13(a) ......................            73,000       103,135,130
   12.50%, 8/15/14(a) ......................            26,300        39,211,722
   13.25%, 5/15/14(a) ......................            63,150        96,540,562
   14.00%, 11/15/11(a)(b) ..................           188,800       270,278,528
                                                                  --------------
                                                                     702,691,873
                                                                  --------------
U.S. Treasury Strips-38.3%
   Zero coupon, 5/15/10(a) .................           246,260       151,139,612
   Zero coupon, 2/15/11(a) .................            44,000        25,877,280
   Zero coupon, 5/15/11(a) .................            80,000        46,394,400
   Zero coupon, 5/15/12(a) .................           446,900       243,600,721
   Zero coupon, 8/15/12 ....................            78,000        41,854,020
   Zero coupon, 5/15/15(a) .................            51,000        23,064,750
                                                                  --------------
                                                                     531,930,783
                                                                  --------------
U.S. Treasury Notes-13.3%
   5.75%, 8/15/10(a) .......................            42,000        44,014,740
   6.50%, 2/15/10(a) .......................            67,000        73,302,020
   7.00%, 7/15/06(a) .......................            62,500        68,027,500
                                                                  --------------
                                                                     185,344,260
                                                                  --------------
Mortgage Related Securities-1.5%
Federal National Mortgage Association
   7.50%, 11/01/29(c) ......................            10,769        10,926,955
   8.00%, 6/01/28(c) .......................             3,956         4,086,979
Government National Mortgage Association
   6.50%, 2/15/29(c) .......................             5,871         5,805,205
                                                                  --------------
                                                                      20,819,139
                                                                  --------------
Total U.S. Government and Agency Obligations
   (cost $1,441,291,170) ...................                       1,440,786,055
                                                                  --------------

SOVEREIGN DEBT OBLIGATIONS-24.0%
Sovereign Debt Securities-23.7%
Argentina-0.8%
Republic of Argentina
   7.5625%, 3/31/23 FRN(c) .................             1,000           761,300
   7.625%, 3/31/05 FRN(c) ..................               374           340,255
   9.75%, 9/19/27(c) .......................               880           706,200
   10.25%, 7/21/30(b)(c) ...................             7,200         5,976,000
   11.75%, 4/07/09(c) ......................             2,600         2,414,880
   12.00%, 2/01/20(c) ......................               760           691,600
                                                                  --------------
                                                                      10,890,235
                                                                  --------------


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------

Brazil-9.9%
Republic of Brazil
   Discount Bonds FRN
   6.00%, 4/15/24(c) .................            $   5,000         $  3,450,000
   7.625%, 4/15/24(c) ................                7,500            5,718,750
Global Bonds
   11.00%, 8/17/40(c) ................              146,100          119,400,225
   12.25%, 3/06/30(c) ................                5,050            4,687,662
   14.50%, 10/15/09(c) ...............                3,500            3,850,000
                                                                    ------------
                                                                     137,106,637
                                                                    ------------
Colombia-0.0%
Republic of Colombia
   8.70%, 2/15/16(c) .................                1,000              670,000
                                                                    ------------
Ecuador-0.0%
Republic of Ecuador
   12.00%, 11/15/12(d) ...............                  500              332,000
                                                                    ------------
Mexico-3.2%
Mexican Treasury Bills
   16.35%, 9/06/01(c)(e) .............          MXN  30,202            2,809,116
   17.15%, 3/22/01(c)(e) .............               23,808            2,382,993
United Mexican States
   6.25%, 12/31/19(c)(f) .............            $   6,250            5,671,875
   10.375%, 2/17/09(c) ...............                9,650           10,531,045
   11.375%, 9/15/16(c) ...............               20,000           23,250,000
                                                                    ------------
                                                                      44,645,029
                                                                    ------------
Panama-0.5%
Republic of Panama
   9.375%, 4/01/29(c) ................                7,000            6,790,000
                                                                    ------------
Peru-0.0%
Republic of Peru PDI
   4.50%, 3/07/17(c)(g) ..............                  400              258,000
                                                                    ------------
Philippines-0.3%
Republic of Philippines
   9.875%, 1/15/19(c) ................                4,750            3,776,250
                                                                    ------------
Qatar-0.4%
State of Qatar
   9.75%, 6/15/30(d) .................                5,500            5,500,000
                                                                    ------------
Russia-6.7%
Russian Federation
   2.50%, 3/31/30(d) .................              248,425           92,848,844
                                                                    ------------


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

Turkey-1.7%
Republic of Turkey
   11.75%, 6/15/10(b)(c) ...................           $23,900      $ 21,808,750
   12.375%, 6/15/09(c) .....................             2,000         1,870,000
                                                                    ------------
                                                                      23,678,750
                                                                    ------------
Ukraine-0.0%
Republic of Ukraine
   11.00%, 3/15/07(c) ......................               500           350,000
                                                                    ------------
Venezuela-0.2%
Republic of Venezuela
   9.25%, 9/15/27(c) .......................             5,000         3,225,000
                                                                    ------------
Total Sovereign Debt Securities
   (cost $328,252,780) .....................                         330,070,745
                                                                    ------------

Collateralized Brady Bonds(h)-0.3%
Bulgaria
Republic of Bulgaria
   Discount Bonds FRN
   Series A
   7.75%, 7/28/24(c) .......................             5,500         4,180,000
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $332,541,432) .....................                         334,250,745
                                                                    ------------

CORPORATE DEBT OBLIGATIONS-9.8%
Canada-0.7%
Clearnet Communications Inc. ...............
   10.40%, 5/15/08(c)(i) ...................   CAD      11,000         6,012,131
   11.75%, 8/13/07(c) ......................             5,000         2,949,410
                                                                    ------------
                                                                       8,961,541
                                                                    ------------
India-0.7%
Reliance Industries Ltd. ...................
   10.50%, 8/06/46(d) ......................           $11,525        10,276,946
                                                                    ------------
Korea-0.1%
Hanvit Bank
   12.75%, 3/01/10(d) ......................             1,000           990,000
                                                                    ------------
Netherlands-0.3%
Mosenergo Finance
   8.375%, 10/09/02(d) .....................             5,000         4,062,500
                                                                    ------------


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------
United Kingdom-4.3%
British Telecommunications PLC
   8.625%, 12/15/30(c) ..................        $    45,000     $   45,178,470
NTL Communications Corp. ................
   9.75%, 4/15/09 .......................     GBP     22,300         14,808,602
                                                                 --------------
                                                                     59,987,072
                                                                 --------------
United States-3.7%
HSBC Capital Funding FRN
   10.176%, 12/31/49(d) .................        $    45,000         51,889,995
                                                                 --------------

Total Corporate Debt Obligations
   (cost $142,793,563) ..................                           136,168,054
                                                                 --------------
PREFERRED STOCK-2.3%
Abbey National PLC(j) ...................         10,000,000         16,635,216
Centaur Funding Corp., Series B(d) ......             15,000         15,124,500
                                                                 --------------
Total Preferred Stock
   (cost $37,965,508) ...................                            31,759,716
                                                                 --------------
TIME DEPOSIT-2.3%
State Street Bank & Trust Co. ...........
   6.00%, 1/02/01
   (cost $32,090,000) ...................             32,090         32,090,000
                                                                 --------------
Total Investments-142.0%
   (cost $1,986,681,673) ................                         1,975,054,570
Other assets less liabilities-(42.0%) ...                          (584,512,857)
                                                                 --------------

Net Assets-100.0% .......................                        $1,390,541,713
                                                                 ==============


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities, or portion thereof, have been segregated to collateralize the loan outstanding. Total value of segregated securities amounted to $1,118,974,667 at December 31, 2000.
(b) Securities, or portion thereof, with an aggregate market value of $44,125,880 have been segregated to collateralize reverse repurchase agreements.
(c) Securities, or portion thereof, have been segregated to collateralize open forward foreign currency contracts. Total value of segregated securities amounted to $299,329,051 at December 31, 2000.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $181,024,785 or 13.0% of net assets.
(e)   Annualized yield to maturity at purchase date.
(f)   Security trades with value recovery rights expiring June 30, 2003.
(g) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2000.
(h) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(i) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(j)   Denominated in British Pounds.

      Glossary of Terms:

      FRN - Floating Rate Note
      PDI - Past Due Interest

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2000

Assets
Investments in securities, at value
   (cost $1,986,681,673) .................................      $ 1,975,054,570
Cash .....................................................               92,681
Interest receivable ......................................           32,083,387
Receivable for investment securities sold ................            6,514,439
Prepaid expenses .........................................              184,027
                                                                ---------------
Total assets .............................................        2,013,929,104
                                                                ---------------
Liabilities
Loan payable .............................................          300,000,000
Payable for investment securities purchased ..............          269,660,320
Reverse repurchase agreements ............................           44,421,302
Dividend payable .........................................            4,608,828
Unrealized depreciation on forward exchange
   currency contracts ....................................            1,301,877
Interest payable on reverse repurchase agreements ........              697,961
Advisory fee payable .....................................              643,262
Loan interest payable ....................................              574,124
Due to broker ............................................              328,602
Administrative fee payable ...............................              128,042
Accrued expenses .........................................            1,023,073
                                                                ---------------
Total liabilities ........................................          623,387,391
                                                                ---------------
Net Assets ...............................................      $ 1,390,541,713
                                                                ===============
Composition of Net Assets
Capital stock, at par ....................................      $     1,645,977
Additional paid-in capital ...............................        1,772,754,408
Distributions in excess of net investment income .........             (731,552)
Accumulated net realized loss on investments,
   swap contracts and foreign currency transactions ......         (370,198,140)
Net unrealized depreciation of investments
   and foreign currency transactions .....................          (12,928,980)
                                                                ---------------
                                                                $ 1,390,541,713
                                                                ===============
Net Asset Value Per Share
   (based on 164,597,685 shares outstanding) .............                $8.45
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

Investment Income
Interest ....................................     $ 58,294,115
Dividends (net of foreign taxes
   withheld of $78,290) .....................        1,011,062     $ 59,305,177
                                                  ------------
Expenses
Advisory fee ................................        4,142,943
Administrative fee ..........................          869,106
Transfer agency .............................          228,606
Custodian ...................................          162,498
Printing ....................................          150,807
Registration fee ............................          115,054
Audit and legal .............................           95,224
Directors' fees .............................           38,168
Miscellaneous ...............................           97,964
                                                  ------------
Total expenses before interest ..............        5,900,370
Interest expense ............................        6,720,390
                                                  ------------
Total expenses ..............................                        12,620,760
                                                                   ------------
Net investment income .......................                        46,684,417
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments, Swap Contracts and
Foreign Currency Transactions
Net realized gain on investment
   transactions .............................                         9,626,486
Net realized gain on swap contracts .........                         8,896,848
Net realized gain on foreign currency
   transactions .............................                         2,394,581
Net change in unrealized
   appreciation/depreciation of:
   Investments and swap contracts ...........                        22,736,908
   Foreign currency transactions ............                        (1,099,805)
                                                                   ------------
Net gain on investments, swap contracts
   and foreign currency transactions ........                        42,555,018
                                                                   ------------
Net Increase in Net Assets
   from Operations ..........................                      $ 89,239,435
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
o ACM GOVERNMENT INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended           Year Ended
                                                 December 31,          December 31,
                                                     2000                  1999
                                               ===============       ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ...................      $    46,684,417       $    45,991,552
Net realized gain (loss) on investments,
   swap contracts and foreign currency
   transactions .........................           20,917,915           (70,950,391)
Net change in unrealized appreciation/
   depreciation of investments,
   swap contracts and foreign
   currency transactions ................           21,637,103             6,797,462
                                               ---------------       ---------------
Net increase (decrease) in net assets
   from operations ......................           89,239,435           (18,161,377)
Dividends and Distributions to
Shareholders
Dividends from net investment income ....          (46,684,417)          (45,991,552)
Distributions in excess of net investment
   income ...............................           (4,915,050)           (3,151,911)
Capital Stock Transactions
Net increase ............................          903,815,269                    -0-
Reinvestment of dividends resulting in
   issuance of Common Stock .............              351,782             3,743,746
                                               ---------------       ---------------
Total increase (decrease) ...............          941,807,019           (63,561,094)
Net Assets
Beginning of period .....................          448,734,694           512,295,788
                                               ---------------       ---------------
End of period ...........................      $ 1,390,541,713       $   448,734,694
                                               ===============       ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 15

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Year Ended December 31, 2000

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ........      $    18,053,609
Interest expense paid ..................           (6,858,887)
Operating expenses paid ................           (4,863,962)
                                              ---------------
Net increase in cash from operating
   activities ..........................                           $     6,330,760
Investing Activities:
Purchases of long-term investments .....       (5,087,984,882)
Proceeds from disposition of long-term
   investments .........................        3,983,748,254
Purchases of short-term investments--net          (13,599,295)
                                              ---------------
Net decrease in cash from investing
   activities ..........................                            (1,117,835,923)
Financing Activities*:
Cash dividends paid ....................          (46,638,857)
Proceeds from bank loan ................          210,000,000
Proceeds from reverse repurchase
   agreements ..........................           44,421,302
Proceeds from capital stock transactions          903,815,269
                                              ---------------
Net increase in cash from financing
   activities ..........................                             1,111,597,714
                                                                   ---------------
Net increase in cash ...................                                    92,551
Cash at beginning of period ............                                       130
                                                                   ---------------
Cash at end of period ..................                           $        92,681
                                                                   ===============

----------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
   operations ..........................                           $    89,239,435
Adjustments:
Increase in interest receivable ........      $   (23,019,797)
Accretion of bond discount .............          (18,231,771)
Increase in accrued expenses ...........              897,911
Net gain on investments ................          (42,555,018)
                                              ---------------
Total adjustments ......................                               (82,908,675)
                                                                   ---------------
Net Increase in Cash from Operating
   Activities ..........................                           $     6,330,760
                                                                   ===============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE A

Significant Accounting Policies

ACM Government Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency transactions.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency transactions and merger transactions, resulted in a net decrease in distribution in excess of net investment income, increase in accumulated net realized loss on investment and a corresponding increase in additional paid in capital.

6.Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. For the year ended December 31, 2000, the Fund will reimburse AFS $6,602.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .18 of 1% of the Fund's average weekly net assets up to $100 million,
 .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $847,844,651 and $501,483,512, respectively, for the year ended December 31, 2000. There were purchases of $4,400,810,983 and sales of $3,488,779,181 of U.S. government and government agency obligations for the year ended December 31, 2000.

At December 31, 2000, the cost of investments for federal income tax purposes was $2,048,469,132. Accordingly, gross unrealized appreciation of investments was $40,927,045, and gross unrealized depreciation was $114,341,607, resulting in net unrealized depreciation of $73,414,562 (excluding foreign currency transactions).

At December 31, 2000, the Fund had a capital loss carryforward of $307,277,094 of which $22,208,518 expires in the year 2001, $40,404,628 expires in the year 2002, $2,680,733 expires in the year 2003, $79,155 expires in the year 2004, $34,157,206 expires in the year 2005, $131,355,099 expires in the year 2006,
$67,513,083 expires in the year 2007 and $8,878,672 expires in the year 2008.

Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ACM Government Securities Fund and ACM Government Spectrum Fund, may apply.

Capital and foreign currency losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of $1,277,197 and net capital losses of $1,133,585 during fiscal year 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized appreciation (depreciation) of investments and foreign currency transactions.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2000, the Fund had outstanding forward exchange currency contracts as follows:

                                           U.S. $
                            Contract     Value on       U.S. $        Unrealized
                              Amount  Origination      Current      Appreciation
                               (000)         Date        Value    (Depreciation)
--------------------------------------------------------------------------------
Forward Exchange
   Currency Buy
   Contract
Euro Dollars,
   settling 3/02/01......     48,500  $45,151,075  $45,663,808     $    512,733
Forward Exchange
   Currency Sale
   Contracts
British Pounds,
   settling 1/11/01......     32,217   46,423,589   48,186,704       (1,763,115)


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                            U.S. $
                            Contract      Value on       U.S. $      Unrealized
                              Amount   Origination      Current    Appreciation
                               (000)          Date        Value   (Depreciation)
-------------------------------------------------------------------------------
Canadian Dollars,
   settling 1/16/01....       10,627   $ 7,000,576  $ 7,085,977    $    (85,401)
Mexican Peso,
   settling 1/17/01....       18,420     1,910,000    1,903,439           6,561
   settling 3/05/01....       30,175     3,100,000    3,072,655          27,345
                                                                   ------------
                                                                   $ (1,301,877)
                                                                   ============

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2000, the Fund did not have any written option transactions.

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at spec-


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At December 31, 2000, the Fund did not have any swap agreements outstanding.

NOTE D

Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 164,597,685 shares were outstanding at December 31, 2000. During the year ended December 31, 2000 and the year ended December 31, 1999, the Fund issued 47,092 and 458,154 shares, respectively, in connection with the Fund's dividend reinvestment plan. The shares issued in connection with the acquisition of ACM Government Securities Fund and ACM Government Spectrum Fund were 105,852,934.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of December 31, 2000, the Fund had entered into the following reverse repurchase agreements:

       Amount              Broker          Interest Rate          Maturity
   ============        =============       =============      ===============

     $2,104,635        Merrill Lynch           4.875%         January 2, 2001
     $9,139,167        Merrill Lynch           4.000%         January 2, 2001
    $33,177,500        Merrill Lynch           6.500%         January 8, 2001

For the year ended December 31, 2000 the maximum amount of reverse repurchase agreements outstanding was $80,453,200, the average amount outstanding was approximately $54,802,932 and the daily weighted average annualized interest rate was 6.00%.


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended December 31, 2000, the maximum amount of security lending agreements outstanding was $29,177,500, the average amount outstanding was approximately $14,889,750 and the daily weighted average interest rate was 5.42%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

As of December 31, 2000, the Fund had no security lending agreements outstanding.

NOTE G

Bank Borrowing

On August 11, 1999, the Fund entered into a five-year, $90,000,000 credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. On December 19, 2000 the credit facility was increased to $300,000,000. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annualized interest rate for the year ended December 31, 2000 was 6.51% and the average borrowing was $97,000,000. At December 31, 2000, the interest rate in effect was 6.67% and the amount of borrowings outstanding was $300,000,000.

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

NOTE I

Acquisition of ACM Government Securities Fund and ACM Government Spectrum Fund

Effective as of the close of business on December 19, 2000, the Fund acquired all of the net assets of ACM Government Securities Fund and ACM Government Spectrum Fund pursuant to the plan of reorganization and acquisition. The acquisition was accomplished by a tax-free exchange of 105,852,934 shares of the Fund for 78,226,348 and 35,235,527 shares of ACM Government Securities Fund and ACM Government Spectrum Fund, respectively, on December 20, 2000. The aggregate net assets of the Fund, ACM Government Securities Fund and ACM Government Spectrum Fund before the acquisition were $494,005,466, $652,545,090 and $237,788,207, respectively. Immediately after the acquistion the combined net assets of the Fund amounted to $1,384,338,763.


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                          Year Ended December 31,
                                     ---------------------------------------------------------------------
                                           2000            1999          1998           1997          1996
                                     ---------------------------------------------------------------------
Net asset value,
   beginning of period ........      $     7.64        $   8.80      $  10.51       $  10.29      $   9.77
                                     ---------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) ......             .70             .79           .88            .94           .94
Net realized and unrealized
   gain (loss) on investments,
   swap contracts, options
   written and foreign currency
   transactions ...............             .91           (1.11)        (1.71)           .54           .55
                                     ---------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................            1.61            (.32)         (.83)          1.48          1.49
                                     ---------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..........            (.70)           (.79)         (.88)          (.92)         (.94)
Distributions in excess of
   net investment income ......            (.10)           (.05)           -0-            -0-         (.03)
Distributions from net
   realized gains .............              -0-             -0-           -0-          (.34)           -0-
                                     ---------------------------------------------------------------------
Total dividends and
   distributions ..............            (.80)           (.84)         (.88)         (1.26)         (.97)
                                     ---------------------------------------------------------------------
Net asset value,
   end of period ..............      $     8.45        $   7.64      $   8.80       $  10.51      $  10.29
                                     =====================================================================
Market value, end of period ...      $     7.50        $   6.50      $  9.125       $  11.00      $  10.25
                                     =====================================================================
Total Investment Return
Total investment return
   based on:(b)
   Market value ...............           28.97%         (20.84)%       (9.25)%        20.73%        24.15%
   Net asset value ............           23.58%          (3.53)%       (8.38)%        15.08%        16.40%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............      $1,390,542        $448,735      $512,296       $605,664      $590,173
Ratio of expenses to
   average net assets .........            2.54%           2.37%         2.09%          2.03%         2.17%
Ratio of expenses to average
   net assets excluding
   interest expense(c) ........            1.19%           1.19%         1.12%          1.11%         1.18%
Ratio of net investment
   income to average
   net assets .................            9.40%           9.80%         9.04%          9.02%         9.78%
Portfolio turnover rate .......             538%            368%          409%           304%          349%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such period. Total investment return for a period of less than one year is not annualized.

(c)   Net of interest expense of 1.35%, 1.18%, .97%, .92%, and .99%, respectively, on borrowings (see Notes E and H).


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26 o ACM GOVERNMENT INCOME FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors ACM Government Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Income Fund, Inc., including the portfolio of investments, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Income Fund, Inc. at December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2001


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 27

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

A special Meeting of Shareholders of the ACM Government Income Fund was held on Tuesday, November 14, 2000. The description of the proposal and number of shares voted at the meeting are as follows:

                                                                           Voted
                                                                        Abstain/
                                                Voted        Voted     Authority
                                                  For      Against      Withheld
================================================================================
1. To approve separate agreements
   and Plans of Acquisition and
   Liquidation and to approve the
   transfer of all the assets and
   liabilities of ACM Government
   Securities Fund and ACM
   Government Spectrum Fund to
   ACM Government Income Fund.             31,442,651    1,884,710     1,367,296


--------------------------------------------------------------------------------
28 o ACM GOVERNMENT INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit and often enhanced by a bank letter of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they are securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
30 o ACM GOVERNMENT INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

Officers

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Mitchell Hutchins
Asset Management Inc.
51 West 52nd Street
New York, NY 10019

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ACM GOVERNMENT INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

ACM Government Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 33

ACM Government Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCAR1200